32.2 CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002

         In connection with the Annual Report of Flanigan's Enterprises, Inc., (the "Company") on Form 10-K for the year ending October 1, 2005, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Jeffrey D. Kastner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1) This Annual Report on Form 10-K of the Company, to which this certification is attached as an Exhibit, (the "Annual Report"), fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            /s/ Jeffrey D. Kastner
                            -------------------------------------
                            Name: Jeffrey D. Kastner
                            Chief Financial Officer and Secretary
                            Date: January 17, 2006